Consolidated communications

Steve Childers – Chief Financial Officer

Deutsche Bank
2007 Media & Telecommunications Conference
June 5, 2007

Regulation G and Safe Harbor

Regulation G

This presentation contains disclosures regarding our "adjusted EBIDTA", "cash available to pay dividends" and "total net debt to last 12-month Adjusted EBITDA ratio" (which we refer to as leverage), all of which are non-GAAP financial measures as defined by Regulation G of the rules of the Securities and Exchange Commission. For a description of the reasons the company uses these measures and a reconciliation of the non-GAAP financial measures to the equivalent GAAP equivalents see GAAP reconciliation beginning on page 20.

Forward-Looking Statements

This presentation contains forward-looking statements regarding future events and the future performance of Consolidated Communications Holdings, Inc. that involve risks, uncertainties and assumptions that could cause actual results to differ materially from those indicated by the forward looking statements including, but not limited to, economic conditions, customer demand, increased competition in the relevant market and others. Please see the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2006, as well as the other documents that we file from time to time with the Securities and Exchange Commission, which contain additional important factors that could cause our actual results to differ from our current expectations and from the forward-looking statements discussed during in this presentation.

Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any such forward-looking information, whether as a result of new information, future events or otherwise.

Company Overview

15th largest Independent Local Exchange Carrier in the U.S. with operations in Illinois and Texas

- Approximately 232,000 access lines, 56,000 DSL subscribers and 8,400 IPTV subscribers, representing over 296,000 total connections
- Providing voice, video and data services
- Triple play offerings in both Texas and Illinois
- First quarter 2007 financial overview:
  - Revenues of $83.0 million
  - Adjusted EBITDA of $37.2 million
  - Cash Available to Pay Dividends of $14.7 million, with a dividend payout ratio of 68.5%

Operations in both Texas and Illinois

Balance of both stable rural and growing suburban markets

Illinois	Texas


55
74
Danville
Mattoon
70
E. St. Louis


Dallas
20
Waco
45
35
Lufkin
Conroe
Katy
Houston
10

Managing Competition

CNSL's strategy has been to minimize competition from cable and wireless companies by providing "sticky" bundled service offerings and exemplary customer service

- Marketing, customer service and technology initiatives have been designed to minimize competitive traction
- The company has successfully managed wireless competition since the late 1980s
- Cable operators - Charter and Mediacom in Illinois and Comcast and Suddenlink in Texas
- To date only Mediacom has launched a voice product in CNSL's markets

Consolidated communications

Favorable Regulatory Environment

Stable to improving regulatory environment

- Rate of return regulated at the federal level in both states
- Elected incentive regulation at the state level in Texas and rate of return in Illinois
- Strong working relationships with the FCC and both state commissions
- Actively involved in both USF and access charge reform

Experienced & Operations-Focused Management Team

Executive	Title	Telecom Experience	CCI Date of Initial Hire
Richard Lumpkin	Chairman	46 Years	1963
Bob Currey	President & CEO	37 Years	1990
Steve Childers	Chief Financial Officer	19 Years	1986
Bob Udell	Sr. VP & President of TX Telephone Ops	19 Years	1993
Joe Dively	Sr. VP & President of IL Telephone Ops	20 Years	1991
Steve Shirar	Sr. VP & President of Enterprise Units	22 Years	1996
Chris Young	Chief Information Officer	19 Years	1985

Executing on our Strategy

- Increase revenue per customer
- Improve operating efficiency

Sustain and grow cash flow

- Pursue selective acquisitions
- Maintain effective capital deployment

Increasing Revenue Per Customer With Bundling

CNSL continues to focus on increasing revenues per customer by driving service bundle subscriptions

- Attractive product set including:
  - DSL
  - IPTV
  - Integrated voice products
- First to offer the triple play in both its Illinois and Texas markets
- Bundling not only drives revenue per customer, but also reduces line loss



Customers
with Bundles
39,670
44,728
3/31/06
3/31/07

DSL is Key Component of the Bundle

- Attractive, feature rich offering
  - Multiple speeds and price points
- High-margin product
- 95% self-installed
- 33.6% penetration of primary residential lines



50.4% CAGR
6,570
11,184
16,619
27,445
39,192
52,732
55,961
2001
2002
2003
2004
2005
2006
3/31/2007

	2001	2002	2003	2004	2005	2006	3/31/2007
% of total access lines	2.5%	4.2%	6.3%	10.8%	16.2%	22.6%	24.1%

Consolidated communications

IPTV Service in Illinois & Texas

A robust offering with over 200 all-digital channels, premium movie packages and over a 1000 hours of movies on demand

Video Drives Incremental Revenue Per Customer

- Enables the Triple Play - IPTV
- Voice, Video & Data
- Incremental Product Rollout
  - Leverages existing resources and network
  - IP Backbone/ADSL 2+
  - Future CapEx is success based
  - Enhances the value of the bundle and deepen customer relationships
- IPTV available in both Illinois and Texas
  - Illinois launched in 2005
  - Conroe & Katy, Texas launched in August 2006
  - Lufkin, Texas launched in March 2007
- 8,366 total video subscribers with 107,183 homes passed as of 3/31/2007
  - 20% penetration of homes passed in Illinois
- HDTV and DVR rollout in 2007

DVS
NOW THAT'S TV!

Stable Customer Base

CNSL's total connections have grown by over 21,000 since 2001 and product mix has changed


300,000
295,000
290,000
285,000
280,000
275,000
270,000
265,000
2001
2002
2003
2004
2005
2006
Q1 2007
Total Connections


2001
Access Lines
DSL Lines
Video


Q1 2007
Access Lines
DSL Lines
Video

Increasing Efficiencies & Adjusted EBITDA per Employee


1,500
1,400
1,300
1,200
1,100
1,000
Employees
$30
$25
$20
$15
Adjusted EBITDA per Employee
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007

Adjusted EBITDA per employee is represented by a trend line. See appendix for detail.

Effective Capital Deployment

CNSL's advanced network enables it to offer advanced products and services, which is a key part of its strategy to retain customers and increase revenue

- Since the beginning of 2003, CNSL has invested over $100 million in its network, including its core IP backbone and softswitch technology
- Installed television headends in Texas and Illinois and is currently delivering an all digital video signal over its existing fiber/copper network
- 92% of total access lines are DSL-capable
  - Network supports speeds up to 6 megabits per second, as required by consumer demand

Acquisition Philosophy

CNSL has a proven track record of successful business integrations

- It will continue to monitor and potentially pursue select acquisition opportunities based on the following criteria:
  - Attractiveness of the markets
  - Quality of the network
  - The company's ability to integrate the acquired company efficiently
  - Potential operating synergies
  - Cash flow accretive from day one

Delivering Strong Financial Results…

	2004	2005	2006	Q1 2007
Revenue (1)	$323.5	$321.4	$320.8	$83.0
Telephone Operations ARPU (1) (2)	$91.30	$94.77	$97.99	$103.92
Operating Expenses (1) (3)	$208.0	$200.0	$192.8	$47.9
Adjusted EBITDA (1)	$139.0	$136.8	$139.8	$37.2
CapEx (1)	$36.7	$31.1	$33.4	$8.2
Total Cash and Cash Equivalents	$52.1	$31.4	$26.7	$26.1
Total Debt (4)	$629.4	$555.0	$594.0	$594.0
Leverage (4)	4.2x	3.8x	4.1x	4.0x
Payout Ratio (5)	n/a	68.9%	76.6%	68.5%

(1) Revenue, Telephone Operations average revenue per line (ARPU), Operating Expenses, Adjusted EBITDA, and CapEx for 2004 includes the results for TXUCV as if the acquisition had occurred at the beginning of the time period.
(2) Calculated using average access lines.
(3) Includes Cost of Services and Products and SG&A expenses. Excludes $11.2 million impairment charge in 2006.
(4) Reflects increased debt associated with the Providence share repurchase.
(5) 2005 reflects the three months ended December 31, 2005 only. 2006 excludes the impact of asset sales.

Investment Highlights

Stable Local Telephone Business

Attractive Markets and Limited Competition

Experienced Management Team

Favorable Regulatory Environment

Bundled Service Offerings

Technologically Advanced Network

Appendix

GAAP Reconciliation

This presentation includes disclosures regarding "Adjusted EBITDA", "cash available to pay dividends" and "total net debt to last 12-month Adjusted EBITDA ratio" (which we refer to as leverage), all of which are non-GAAP financial measures. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash flows from operations or net income (loss) as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund our cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow.

Adjusted EBITDA, which corresponds to pro forma Bank EBITDA as used and defined in the prospectus dated July 21, 2005 filed in connection with the IPO, is comprised of historical EBITDA, as adjusted to give effect to the Texas Communications Ventures Company (TXUCV) acquisition and certain other adjustments permitted and contemplated by our amended and restated credit facilities.

EBITDA is defined as net earnings (loss) before interest expenses, income taxes, depreciation and amortization on an historical basis. We believe net cash provided by operating activities is the most directly comparable financial measure to EBITDA under GAAP.

To give pro forma effect to the TXUCV acquisition as if it had occurred on the first day of the periods presented, we have made two sets of adjustments. First, because the operating results of TXUCV are not reflected in our historical EBITDA and financial results for the period prior to the date of its acquisition, TXUCV's historical EBITDA for 2003 and 2004 has been added to our historical EBITDA. Second, we made pro forma adjustments to the selling, general and administrative expenses to reflect (1) a reduction in costs due to the termination of certain TXUCV employees upon the closing of the acquisition and (2) incremental professional service fees paid to certain equity investors pursuant to a new professional services agreement entered into in connection with the TXUCV acquisition. Finally, when calculating EBITDA in accordance with our credit agreement, the credit agreement permits us to exclude the effect of certain items. Each of these adjustments is described in the footnotes to the attached reconciliations.

Cash available to pay dividends represents Adjusted EBITDA plus cash interest income, less (1) cash interest expense (after giving pro forma effect to the IPO as if it had been completed on July 1, 2005), (2) capital expenditures and (3) cash taxes.

GAAP Reconciliation

We present Adjusted EBITDA and cash available to pay dividends for several reasons. Management believes Adjusted EBITDA and cash available to pay dividends are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented Adjusted EBITDA and cash available to pay dividends to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency and comparability in our financial reporting. Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in our credit agreement, are also components of the restrictive covenants and financial ratios contained in the agreements governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends. The definitions in these covenants and ratios are based on Adjusted EBITDA and cash available to pay dividends after giving effect to specified charges. As a result, management believes the presentation of Adjusted EBITDA and cash available to pay dividends as supplemented by these other items provides important additional information to investors. In addition, Adjusted EBITDA and cash available to pay dividends provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in the agreements governing our debt and to measure our ability to service and repay debt.

While we use Adjusted EBITDA and cash available to pay dividends in managing and analyzing our business and financial condition and believe they are useful to our management and investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, Adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement and the indenture governing our senior notes.

Because Adjusted EBITDA is a component of the ratio of total net debt to last 12-month Adjusted EBITDA, it is subject to the material limitations discussed above, and the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes that this ratio is useful as a means to evaluate our ability to incur additional indebtedness in the future and to assist investors, securities analysts and other interested parties in evaluating the companies in our industry.

GAAP Reconciliation (Cont'd)

	Quarter Ended March 31, 2007	Year Ended December 31, 2006	2005	2004
Historical EBITDA				
Net cash provided by operating activities	$ 17,971	$ 84,593	$ 72,475	$ 79,766
Adjustments:				
Pension curtailment gain			7,880	-
Compensation from restricted share plan	(734)	(2,482)	(8,590)	-
Other adjustments, net	(418)	(8,083)	(19,068)	(10,382)
Changes in operating assets and liabilities	4,429	6,669	10,220	(4,427)
Interest expense, net	11,400	42,899	53,443	39,551
Income taxes	3,687	405	10,935	232
Consolidated EBITDA (1)	36,335	124,001	127,295	104,740
CCI Texas EBITDA (2)	-	-	-	15,538
Pro Forma EBITDA (3)	36,335	124,001	127,295	120,278
Adjustments to EBITDA				
Transaction costs associated with TXUCV acquisition (4)	-		-	8,205
Integration and restructuring (5)	172	3,684	7,400	7,009
Professional service fees (6)	-	-	2,867	4,135
Other, net (7)	(1,455)	(7,143)	(3,036)	(4,764)
Investment distributions (8)	1,395	5,516	1,590	4,135
Effect of pension curtailment (9)	-	-	(7,880)	-
Intangible assets impairment (10)	-	11,240		
Non-cash compensation (11)	734	2,482	8,590	-
Adjusted EBITDA	$ 37,181	$ 139,780	$ 136,826	$ 138,998

See footnotes on next page

GAAP Reconciliation (Cont'd)

Footnotes for Adjusted EBITDA

(1) Consolidated's EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on an historical basis, without giving effect to the TXUCV acquisition.

(2) CCI Texas EBITDA represents the EBITDA of TXUCV for the period from January 1 through April 13, 2004 since the operating results of TXUCV are not reflected in our historical EBITDA for the periods prior to acquisition on April 13, 2004.

(3) Pro forma EBITDA represents our historical EBITDA as adjusted for the TXUCV acquisition.

(4) During 2004, TXUCV incurred costs, which, due to the unusual and non-recurring nature of these expenses, are excluded from Adjusted EBITDA. These expenses included retention bonuses to keep key employees to run its day-to-day operations while it was being prepared for sale; severance costs primarily associated with employee terminations associated with the TXUCV acquisition; and other costs associated with its sale.

(5) In connection with the TXUCV acquisition, the company incurred certain one-time expenses associated with integrating and restructuring the Texas and Illinois businesses. On July 28, 2006, the Company's credit facility was amended to permit it to add back certain non-recurring expenses incurred or to be incurred in fiscal 2006 and 2007, including severance, billing integration and start-up costs associated with the implementation of Sarbanes Oxley section 404 compliance. Accordingly, for all periods subsequent to December 31, 2005, the calculations of Adjusted EBITDA give effect to these permitted adjustments.

(6) Represents the aggregate professional service fees paid to certain equity investors prior to our IPO. Upon closing of the IPO, these agreements terminated in accordance with their terms.

(7) Other, net includes the equity earnings from our investments, dividend income and certain other miscellaneous non-operating items. Key man life insurance proceeds of $2,780 received in June 2005 are not deducted to arrive at Adjusted EBITDA.

(8) For purposes of calculating Adjusted EBITDA, we include all cash dividends and other cash distributions received from our investments.

(9) Represents a one-time, non-cash $7.9 million curtailment gain associated with the amendment of our retirement plan. The gain was recorded in general and administrative expenses. However, because the gain is non-cash and non-recurring, it is excluded from Adjusted EBITDA.

(10) Upon completion of our annual impairment review and as a result of a decline in estimated future cash flows in the telemarketing and operator services business, we determined that the value of the customer lists associated with these businesses was impaired.

(11) Represents compensation expenses in connection with our Restricted Share Plan, which because of the non-cash nature of the expenses are being excluded from adjusted EBITDA.

Cash Available to Pay Dividends

	Three Months Ended March 31, 2007	Twelve Months Ended December 31, 2006	Three Months Ended December 31, 2005
Adjusted EBITDA	$ 37,181	$ 139,780	$ 35,626
- Cash interest expense	(10,816)	(40,613)	(9,384)
- Capital Expenditures	(8,187)	(33,388)	(9,498)
+ Proceeds from asset sales (1)	-	6,594	
- Cash taxes	(3,748)	(8,237)	(172)
+ Cash interest income	214	745	174
- Repurchase of stock (2)	12	(87)	-
Cash available to pay dividends	$ 14,656	$ 64,794	$ 16,746
Quarterly Dividend	$ 10,045	$ 44,593	$ 11,537
Payout Ratio	68.5%	68.8%	68.9%
Adjusted Payout Ratio (3)	68.5%	76.6%	68.9%

(1) Represents $673 of proceeds from the sale of idle property and $5,921 of proceeds from the redemption of class C shares of RTB stock.

(2) Represents the cancellation of stock by employees to pay withholding tax on shares vesting under the company's Long Term Incentive Plan

(3) Represents the payout ratio excluding the effect of asset sales.

Total Net Debt to Adjusted EBITDA Ratio

		Quarter Ended March 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
Summary of Outstanding Debt								
Senior Notes	$	130,000	$	130,000	$	130,000	$	200,000
Term loans		464,000		464,000		425,000		428,233
Other Long Term Debt		-		-		-		-
Capital Lease		-		-		-		1,188
Total debt	$	594,000	$	594,000	$	555,000	$	629,421
Less cash on hand		(26,103)		(26,672)		(31,409)		(52,084)
Total net debt	$	567,897	$	567,328	$	523,591	$	577,337
Adjusted EBITDA	$	142,178	$	139,780	$	136,826	$	138,998
Total Net Debt to Adjusted EBITDA		4.0		4.1		3.8		4.2

Adjusted EBITDA per Employee - 2004

	2004			
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Historical EBITDA				
Net cash provided by operating activities	$ 5,870	$ 32,009	$ 27,784	$ 14,103
Adjustments:				
Pension curtailment gain	-	-	-	-
Compensation from restricted share plan	-	-	-	-
Other adjustments, net	(1,230)	(5,727)	(1,769)	(1,656)
Changes in operating assets and liabilities	2,490	(11,213)	(5,586)	9,882
Interest expense, net	2,797	13,823	11,472	11,459
Income taxes	1,177	(357)	2,842	(3,430)
Consolidated EBITDA (1)	11,104	28,535	34,743	30,358
CCI Texas EBITDA (2)	17,922	(2,384)	-	-
Pro Forma EBITDA (3)	29,026	26,151	34,743	30,358
Adjustments to EBITDA				
Transaction costs associated with TXUCV acquisition (4)	1,059	7,146	-	-
Integration and restructuring (5)	-	1,073	1,188	4,748
Professional service fees (6)	500	1,135	1,250	1,250
Other, net (7)	(776)	(1,168)	(1,329)	(1,491)
Investment distributions (8)	511	585	2,620	419
Effect of pension curtailment (9)	-	-	-	-
Intangible assets impairment (10)				
Non-cash compensation (10)	-	-	-	-
Adjusted EBITDA	$ 30,320	$ 34,922	$ 38,472	$ 35,284
Employees	1,400	1,321	1,308	1,303
Adjusted EBITDA per Employee	$ 22	$ 26	$ 29	$ 27

See footnotes on page 24

Adjusted EBITDA per Employee - 2005

	2005			
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Historical EBITDA				
Net cash provided by operating activities	$ 14,612	$ 14,655	$ 17,804	$ 25,404
Adjustments:				
Pension curtailment gain	-	7,880	-	-
Compensation from restricted share plan	-	-	(7,244)	(1,346)
Other adjustments, net	(3,698)	(4,818)	(2,999)	(7,555)
Changes in operating assets and liabilities	6,605	6,554	(866)	(2,073)
Interest expense, net	11,441	11,557	19,814	10,631
Income taxes	586	4,385	(1,270)	7,234
Consolidated EBITDA (1)	29,546	40,215	25,239	32,295
CCI Texas EBITDA (2)	-	-	-	-
Pro Forma EBITDA (3)	29,546	40,215	25,239	32,295
Adjustments to EBITDA				
Transaction costs associated with TXUCV acquisition (4)	-	-	-	-
Integration and restructuring (5)	2,250	2,325	831	1,994
Professional service fees (6)	1,250	1,250	367	-
Other, net (7)	(387)	(426)	(1,443)	(780)
Investment distributions (8)	-	-	819	771
Effect of pension curtailment (9)	-	(7,880)	-	-
Intangible assets impairment (10)				
Non-cash compensation (10)	-	-	7,244	1,346
Adjusted EBITDA	$ 32,659	$ 35,484	$ 33,057	$ 35,626
Employees	1,280	1,237	1,235	1,229
Adjusted EBITDA per Employee	$ 26	$ 29	$ 27	$ 29

Adjusted EBITDA per Employee - 2006

	2006			
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Historical EBITDA				
Net cash provided by operating activities	$ 14,361	$ 19,018	$ 26,184	$ 25,030
Adjustments:				
Pension curtailment gain	-	-	-	
Compensation from restricted share plan	(625)	(625)	(625)	(607)
Other adjustments, net	(5,015)	5,116	(1,651)	(6,533)
Changes in operating assets and liabilities	11,898	1,560	(4,932)	(1,857)
Interest expense, net	10,042	10,124	11,175	11,558
Income taxes	2,928	(3,089)	3,913	(3,347)
Consolidated EBITDA (1)	33,589	32,104	34,064	24,244
CCI Texas EBITDA (2)	-	-	-	-
Pro Forma EBITDA (3)	33,589	32,104	34,064	24,244
Adjustments to EBITDA				
Transaction costs associated with TXUCV acquisition (4)	-	-	-	-
Integration and restructuring (5)	466	2,223	394	601
Professional service fees (6)	-	-	-	-
Other, net (7)	(1,348)	(1,386)	(1,528)	(2,881)
Investment distributions (8)	1,451	953	1,263	5,516
Effect of pension curtailment (9)	-	-	-	-
Intangible assets impairment (10)				11,240
Non-cash compensation (10)	625	625	-	607
Adjusted EBITDA	$ 34,783	$ 34,519	$ 34,818	$ 35,660
Employees	1,195	1,170	1,130	1,123
Adjusted EBITDA per Employee	$ 29	$ 30	$ 31	$ 32

See footnotes on page 24

Consolidated communications

Adjusted EBITDA per Employee - 2007

		Quarter Ended March 31, 2007
Historical EBITDA		
Net cash provided by operating activities	$	17,971
Adjustments:		
Pension curtailment gain		-
Compensation from restricted share plan		(734)
Other adjustments, net		(418)
Changes in operating assets and liabilities		4,429
Interest expense, net		11,400
Income taxes		3,687
Consolidated EBITDA (1)		36,335
CCI Texas EBITDA (2)		-
Pro Forma EBITDA (3)		36,335
Adjustments to EBITDA		
Transaction costs associated with TXUCV acquisition (4)		-
Integration and restructuring (5)		172
Professional service fees (6)		-
Other, net (7)		(1,455)
Investment distributions (8)		1,395
Effect of pension curtailment (9)		-
Intangible assets impairment (10)		-
Non-cash compensation (10)		734
Adjusted EBITDA	$	37,181
Employees		1,111
Adjusted EBITDA per Employee	$	33

See footnotes on page 24

Telephone Operations ARPU

	Quarter Ended March 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Ending Access Lines	231,818	233,689	242,024	255,208
Average Access Lines	232,582	238,399	248,214	259,442
Total Revenue	82,980	$ 320,767	$ 321,429	$ 323,463
Less: Other Operations	10,471	$ 40,433	$ 39,143	$ 39,207
Telephone Operations Revenue	$ 72,509	$ 280,334	$ 282,286	$ 284,256
Telephone Operations ARPU	$ 103.92	$ 97.99	$ 94.77	$ 91.30